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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 dated September 6, 1994.

                                        ARTHUR ANDERSEN LLP

The Woodlands, Texas
March 25, 1998